SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               September 24, 2001
--------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



   Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
  (State or other           (Commission                (IRS Employer
   jurisdiction of           File Number)               Identification
   incorporation)                                       Number)



 1999 Broadway, Suite 4300, Denver, CO                  80202
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On September 21 2001 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it has been informed by Valhi, Inc. that Valhi will not approve any transaction that may be negotiated with an independent committee of TIMET's Board of Directors and its advisors without the affirmative vote of a majority of the shares voting that are held by persons other than Valhi, Tremont and their affiliates. The original offer letter to Registrant from Valhi is attached hereto as Exhibit 99.2, which is incorporated herein by reference.


Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

          Item No. Exhibit List
          -------- ------------------------------------------------------------

          99.1     Press Release dated September 21, 2001 issued by Registrant.

          99.2     Offer letter dated September 19, 2001 received by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TITANIUM METALS CORPORATION
                                  (Registrant)




                                   By: /s/Joan H. Prusse
                                          --------------------------------------
                                          Joan H. Prusse
                                          Vice President, Deputy General Counsel
                                            and Secretary



Date: September 24, 2001

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                             CONTACT:

Titanium Metals Corporation                        Mark A. Wallace
1999 Broadway, Suite 4300                          Executive Vice President
Denver, Colorado 80202                               and Chief Financial Officer
                                                   (303) 296-5615

                TIMET ANNOUNCES RECEIPT OF UPDATED VALHI PROPOSAL

     DENVER, COLORADO . . . September 21, 2001 . . . Titanium Metals Corporation (NYSE: TIE) announced on September 19, 2001 that it had received a proposal from Valhi, Inc. (NYSE: VHI) whereby the shares of the common stock of NL Industries, Inc. (NYSE: NL) held by Valhi and Tremont Corporation (NYSE: TRE) would be transferred to TIMET in exchange for TIMET securities.

     Valhi has informed TIMET that Valhi will not approve any transaction that may be negotiated with an independent committee of TIMET's Board of Directors and its advisors without the affirmative vote of a majority of the shares voting that are held by persons other than Valhi, Tremont and their affiliates.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

                                    o o o o o

                                                                    Exhibit 99.2
VALHI

Steven L. Watson
President
(972) 450-4216

                               September 19, 2001

Board of Directors                                       Board of Directors
Titanium Metals Corporation                              Tremont Corporation
1999 Broadway                                            1999 Broadway
Suite 4300                                               Suite 4300
Denver, Colorado 80202                                   Denver, Colorado 80202

Ladies and Gentlemen:

     Valhi, Inc. and Tremont Corporation own 30,135,390 shares and 10,215,541 shares, respectively, of the common stock of NL Industries, Inc., representing approximately 81.5% of the outstanding shares of NL.

     Valhi believes TIMET's acquisition of the NL shares held by Valhi and Tremont in a transaction in which each NL share would be exchanged for 1.65 to
2.00 shares of newly-issued TIMET common stock plus TIMET debt securities in the principal amount of $10.00 to $12.00, with terms to be appropriately determined, would provide an attractive investment opportunity for TIMET at a fair and reasonable price for all parties. Such an acquisition would, among other things,
(i) allow TIMET to diversify into an industry that historically would moderate TIMET's business cycles, (ii) provide a significant and consistent level of profitability to offset TIMET's inconsistent financial results, (iii) improve access to capital resources and markets as a result of a significantly larger asset and capital base, (iv) facilitate future growth through expansion of current operations and potential acquisitions (v) provide for opportunities to achieve administrative cost savings and (vi) result in TIMET and NL becoming members of the same consolidated tax group, which could provide significant tax benefits to TIMET.

     Your prompt consideration and response to this proposal is appreciated.

                                                Sincerely,


                                                /s/ Steven L. Watson, President
                                                Steven L. Watson, President





Valhi, Inc.
Three Lincoln Centre
5430 LBJ Freeway, Suite 1700
Dallas, Texas 75240